    As filed with the Securities and Exchange Commission on July 24, 1996
                                                      Registration No. 333-
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                              __________________

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                              __________________

                               DOCUMENTUM, INC.
            (Exact name of registrant as specified in its charter)

                              __________________

       DELAWARE                                            95-4261421
(State of Incorporation)                    (I.R.S. Employer Identification No.)

                              ___________________

                             5671 GIBRALTAR DRIVE
                       PLEASANTON, CALIFORNIA 94588-8547
                                (510) 463-6800
         (Address and telephone number of principal executive offices)

                              ___________________

                          1993 EQUITY INCENTIVE PLAN
                           (Full title of the plans)

                             ____________________

                               JEFFREY A. MILLER
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                               DOCUMENTUM, INC.
                             5671 GIBRALTAR DRIVE
                       PLEASANTON, CALIFORNIA 94588-8547
                                (510) 463-6800
          (Name, address, including zip code, and telephone number,
                  including area code, of agent for service)
                             _____________________

                                  COPIES TO:
                              DAVID R. LEE, ESQ.
                    COOLEY GODWARD CASTRO HUDDLESON & TATUM
                              3000 SAND HILL ROAD
                             BUILDING 3, SUITE 230
                       MENLO PARK, CALIFORNIA 94025-7116
                                (415) 843-5000

                             _____________________


                        CALCULATION OF REGISTRATION FEE

===============================================================================================================
                                                  PROPOSED MAXIMUM       PROPOSED MAXIMUM
TITLE OF SECURITIES TO          AMOUNT TO BE     OFFERING PRICE PER     AGGREGATE OFFERING        AMOUNT OF
    BE REGISTERED                REGISTERED             SHARE                 PRICE            REGISTRATION FEE
- ---------------------------------------------------------------------------------------------------------------
Stock Options and Common
 Stock (par value $.001)     1,004,172 shares     $0.31210--$16.00          $2,721,651             $939
===============================================================================================================



          Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

                               INCORPORATION OF
                            DOCUMENTS BY REFERENCE

          The contents of Registration Statement on Form S-8 (No. 333-01832) filed with the Securities and Exchange Commission on March 4, 1996, are incorporated herein by reference.


                                   EXHIBITS

EXHIBIT
NUMBER      DESCRIPTION
- -------     -----------
4.1/(2)/    Amended and Restated Certificate of Incorporation.

4.2/(1)/    Amended and Restated Bylaws.

4.3/(1)/    Specimen stock certificate.

4.4/(1)/ Amended and Restated Investor Rights Agreement, dated September 20, 1994, between the Registrant and certain investors.

4.5/(1)/ Warrant Agreement, dated March 1, 1994, between the Registrant and Comdisco, Inc.

4.6/(1)/ Warrant Agreement, dated October 21, 1994, between the Registrant and Silicon Valley Bank.

5.1         Opinion of Cooley Godward Castro Huddleson & Tatum.

23.1        Consent of Price Waterhouse LLP.

23.2        Consent of Cooley Godward Castro Huddleson & Tatum is contained in
            Exhibit 5.1 to this Registration Statement.

24.1        Power of Attorney.  Reference is made to the signature page.

99.1/(1)/   Registrant's 1993 Equity Incentive Plan, as amended.

99.2/(1)/   Form of Early Exercise Stock Purchase Agreement used in connection with the 1993 Equity Incentive Plan.

99.3/(2)/   Registrant's Employee Stock Purchase Plan, as amended.

99.4/(1)/   Registrant's 1995 Non-Employee Directors' Stock Option Plan.
_______________

/(1)/   Filed as an exhibit to the Form S-1 Registration Statement
        (No. 33-80047), as amended through the date hereof and incorporated herein by reference.

/(2)/ Filed as an exhibit to the Form S-8 Registration Statement (No. 333-01832) and incorporated herein by reference.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pleasanton, State of California, on July 23, 1996.

                                    DOCUMENTUM, INC.

                                    By:    /S/ JEFFREY A. MILLER
                                       -----------------------------------------
                                       Jeffrey A. Miller
                                       President and Chief Executive Officer

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Jeffrey A. Miller and Alan S. Henricks, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                                     TITLE                     DATE

/s/  JEFFREY A. MILLER          President, Chief Executive and      July 23, 1996
- -----------------------------   Director (Principal Executive
     Jeffrey A. Miller          Officer)


 /s/  ALAN S. HENRICKS          Vice President, Finance and         July 23, 1996
- -----------------------------   Operations, Chief Financial
      Alan S. Henricks          Officer (Principal Financial and
                                Accounting Officer)


/s/  ROBERT ADAMS               Chairman of the Board               July 23, 1996
- -----------------------------
     Robert Adams


/s/  KATHRYN GOULD              Director                            July 23, 1996
- -----------------------------
     Kathryn Gould

                                                                    July 23, 1996
- -----------------------------
     Colin O'Brien


 /s/  JOHN L. WALECKA           Director                            July 23, 1996
- -----------------------------
      John L. Walecka


 /s/  EDWARD ZANDER             Director                            July 23, 1996
- -----------------------------
      Edward Zander

                                 EXHIBIT INDEX

EXHIBIT
NUMBER      DESCRIPTION
- -------     -----------
4.1/(2)/    Amended and Restated Certificate of Incorporation.

4.2/(1)/    Amended and Restated Bylaws.

4.3/(1)/    Specimen stock certificate.

4.4/(1)/ Amended and Restated Investor Rights Agreement, dated September 20, 1994, between the Registrant and certain investors.

4.5/(1)/ Warrant Agreement, dated March 1, 1994, between the Registrant and Comdisco, Inc.

4.6/(1)/ Warrant Agreement, dated October 21, 1994, between the Registrant and Silicon Valley Bank.

5.1         Opinion of Cooley Godward Castro Huddleson & Tatum.

23.1        Consent of Price Waterhouse LLP.

23.2        Consent of Cooley Godward Castro Huddleson & Tatum is contained in
            Exhibit 5.1 to this Registration Statement.

24.1        Power of Attorney.  Reference is made to the signature page.

99.1/(1)/   Registrant's 1993 Equity Incentive Plan, as amended.

99.2/(1)/   Form of Early Exercise Stock Purchase Agreement used in connection with the 1993 Equity Incentive Plan.

99.3/(2)/   Registrant's Employee Stock Purchase Plan, as amended.

99.4/(1)/   Registrant's 1995 Non-Employee Directors' Stock Option Plan.
_______________

/(1)/ Filed as an exhibit to the Form S-1 Registration Statement (No. 33-80047), as amended through the date hereof and incorporated herein by reference.

/(2)/ Filed as an exhibit to the Form S-8 Registration Statement (No. 333-01832) and incorporated herein by reference.